McKee Nelson LLP
5 Times Square, 35th Floor
New York, New York 10036

917-777-4326

June 24, 2004

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:

Renaissance Mortgage Acceptance Corp.

Renaissance Home Equity Loan Trust 2004-2

Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Renaissance Mortgage Acceptance Corp. and Renaissance Home Equity Loan Trust 2004-2 we transmit herewith for filing under the Securities Act of 1934, as amended, a Current Report on Form 8-K, including the exhibits thereto.

If you have any question concerning the transmitted materials, please do not hesitate to contact the undersigned at (917) 777-4326.

Please acknowledge receipt of this transmission by notifying the person indicated in the “Notify” line in the submission header of the above-referenced filing.

Sincerely,

/s/ Carlos Cabrera

Carlos Cabrera

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) June 24, 2004

Renaissance Mortgage Acceptance Corp.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-106896 (Commission File Number)	52-2356399 (IRS Employer ID Number)

1000 Woodbury Road, Woodbury, New York                                                                            17797

(Address of principal executive offices)                                                             (Zip Code)

Registrant’s Telephone Number,                                                                  (516) 364-8500

including area code:

                                                            N/A
(Former name or former address, if changed since last report)

Item 5.  Other Events

Filing of Certain Materials

Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the “Form 8-K”), Renaissance Mortgage Acceptance Corp. (the “Company”) is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the “Commission”) relating to its Renaissance Mortgage Acceptance Corp., Renaissance Home Equity Loan Trust 2004-2, Home Equity Loan Asset-Backed Certificates, Series 2004-2 (the “Certificates”).

Incorporation of Certain Documents by Reference

In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates.  The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.1

The consolidated financial statements of Financial Security Assurance Inc. (“FSA”) and Subsidiaries as of December 31, 2002 and for each of the three years in the period ended December 31, 2003, which are included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. for the fiscal year ended December 31, 2003 and which have been audited by PricewaterhouseCoopers, and the unaudited condensed consolidated balance sheets, statements of operations and comprehensive income, and statements of cash flows of FSA and subsidiaries for the three months ended March 31, 2004 and 2003, included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended March 31, 2004, are hereby incorporated by reference in (i) the prospectus; and (ii) the prospectus supplement.  The consent of PricewaterhouseCoopers to the incorporation by reference of their audit report on such financial statements in the prospectus supplement and their being named as “experts” in the prospectus supplement related to Renaissance Mortgage Acceptance Corp., Renaissance Home Equity Loan Trust 2004-2, Home Equity Loan Asset-Backed Certificates, Series 2004-2, is attached hereto as Exhibit 23.1.

Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits.

(a)

Not applicable

(b)

Not applicable

(c)

Exhibits:

8.1

Opinion of McKee Nelson LLP regarding the legality of the certificates and certain tax matters.

23.1

Consent of PricewaterhouseCoopers LLP

23.2

Consent of McKee Nelson LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

By:

/s/ Dawn Ceccarini

Name:  Dawn Ceccarini

Title:

Vice President

Dated: June 24, 2004

EXHIBIT INDEX

Exhibit

8.1	Opinion of McKee Nelson LLP regarding the legality of the certificates and certain legal matters.
23.1	Consent of PricewaterhouseCoopers LLP
23.2	Consent of McKee Nelson LLP (included in Exhibit 8.1)

EXHIBIT 8.1

MCKEE NELSON LLP

5 Times Square, 35th Floor

New York, New York 10036

June 24, 2004

Renaissance Mortgage Acceptance Corp.

1000 Woodbury Road

Woodbury, New York 11797

Re:

Renaissance Mortgage Acceptance Corp.

Registration Statement on Form S-3

(No. 333-106896)

Ladies and Gentlemen:

We have acted as counsel for Renaissance Mortgage Acceptance Corp. (“Renaissance”) in connection with the issuance of $504,400,000 aggregate principal amount of Home Equity Loan Asset-Backed Certificates, Series 2004-2 (the “Certificates”). A Registration Statement on Form S-3 relating to the Certificates (No. 333-106896) (the “Registration Statement”) has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), and was declared effective on July 9, 2003.  As set forth in the Prospectus dated June 24, 2004 (the “Prospectus”) and the Prospectus Supplement dated June 24, 2004 (the “Prospectus Supplement”), the Certificates will be issued by a trust established by Renaissance pursuant to the provisions of a Pooling and Servicing Agreement dated as of June 1, 2004 (the “Pooling and Servicing Agreement”), between Delta Funding Corporation, as seller, Renaissance, as depositor, Ocwen Federal Bank FSB, as servicer, and Wells Fargo Bank, National Association, as trustee.  The transaction is scheduled to close, and the Certificates will be issued on June 29, 2004.

We have examined a form of the Pooling and Servicing Agreement, a form of the Certificates, and the Prospectus and Prospectus Supplement.  We also have examined such other documents, papers, statutes and authorities as we have deemed necessary to form the basis for the opinions hereinafter expressed.  In our examination of such material, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of copies of documents submitted to us.

Based upon the foregoing, we are of the opinion that:

1.

When the Pooling and Servicing Agreement has been duly executed and delivered by all of the parties thereto, it will constitute the legal, valid and binding agreement of Renaissance, enforceable against Renaissance in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and the understanding that no opinion is expressed as to the application of equitable principles in any proceeding, whether at law or in equity.

2.

The Certificates, assuming the due execution and authentication by the Trustee and, in the case of the Offered Certificates, payment therefor pursuant to the related underwriting agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

3.

As of the Closing Date, each REMIC created pursuant to the Pooling and Servicing Agreement will qualify as a REMIC within the meaning of Section 860D of the Code, assuming (i) an election is made to treat the assets of each REMIC as a REMIC, (ii) compliance with the Pooling and Servicing Agreement, and (iii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder.  The Offered and BIO Certificates represent ownership of regular interests in the Master REMIC.  The Class R Certificates represent ownership of the sole class of residual interest in each REMIC created pursuant to the Pooling and Servicing Agreement.  In addition, the rights of the Offered Certificates to receive Net Rate Cap Carryover represent contractual rights coupled with the REMIC regular interest represented by each such Class within the meaning of Treasury Regulation Section 1.860G-2(i).

4.

In addition, based upon the foregoing, it is our opinion that, under existing laws of the State of New York and the City of New York, insofar as each REMIC qualifies as a REMIC under Section 860D(a) of the Code:  (i) each REMIC will be exempt from all taxes imposed or authorized by New York State upon its capital stock, franchises or income, and (ii) each REMIC will be exempt from taxes imposed by chapter five of the New York City tax law (the New York City Unincorporated Business Income Tax) and taxes imposed by chapter six of the New York City tax law (the New York City Business Tax).

5.

The information in the Prospectus Supplement under the caption “Federal Income Tax Considerations,” and in the Prospectus under the caption “Federal Income Tax Considerations,” to the extent that it constitutes matters of law or legal conclusions, is correct in all material respects.

The opinions expressed in paragraphs 3, 4 and 5 above are based on the provisions of the Internal Revenue Code of 1986, as amended, the Treasury regulations promulgated thereunder, and judicial and administrative interpretations thereof, each as in effect on the date hereof.

Except as provided below, this opinion is solely for the benefit of the addressee hereof and may not be relied upon in any manner by any other person or entity.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement, to the references to us in the Prospectus Supplement, and to the filing of this opinion as an exhibit to an application made by or on behalf of Renaissance or any dealer in connection with the registration of the Certificates under the securities or blue sky laws of any state or jurisdiction.  In giving such permission, we do not admit hereby that we come within the category of persons whose consent is required under Section 7 of the Securities Act or the General Rules and Regulations of the Securities and Exchange Commission thereunder.

Very truly yours,

/s/ MCKEE NELSON LLP

MCKEE NELSON LLP

EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

________________

We consent to the incorporation by reference in the Prospectus Supplement to the Registration Statement on Form S-3 of Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2004-2 of our report dated February 5, 2004 relating to the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, which appears as an exhibit in Financial Security Assurance Holdings Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the reference to our Firm under the caption “Experts” in such Prospectus Supplement.

/s/ PricewaterhouseCoopers LLP

New York, New York

June 24, 2004